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                                                                     EXHIBIT 23A

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the use of our report, dated August 22, 1996 on page F-1 of this form 10-K which is incorporated by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (Nos. 33-62721 and 33-70526) and in the Registration Statement on Form S-8 (No. 33-88410).



                                                             ARTHUR ANDERSEN LLP



         Orange County, California
         September 16, 1996